UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

Clearway Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2026, Clearway Energy, Inc. (the “Company”), Clearway Energy LLC and Clearway Energy Group LLC (“CEG”) entered into a Third Amended and Restated Exchange Agreement (the “Third Amended Exchange Agreement”), which amends and restates the Second Amended and Restated Exchange Agreement, dated as of October 28, 2024, among the Company, Clearway Energy LLC and CEG (the “Second Amended Exchange Agreement”). Under the Second Amended Exchange Agreement, CEG (and certain permitted assignees and permitted transferees who acquire Class B units or Class D units of Clearway Energy LLC (collectively with CEG, the “CEG Unitholders”)) was entitled to, from time to time, (i) exchange its Class B units of Clearway Energy LLC for shares of Class A common stock of the Company (“Class A common stock”) and (ii) exchange its Class D units of Clearway Energy LLC for shares of Class C common stock of the Company (“Class C common stock”), in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided, that, upon any exchange of Class B units of Clearway Energy LLC for shares of Class A common stock or any exchange of Class D units of Clearway Energy LLC for shares of Class C common stock, a corresponding number of shares of Class B common stock or Class D common stock of the Company, as applicable, would be extinguished.

The Third Amended Exchange Agreement amends and restates the Second Amended Exchange Agreement to, among other things, provide that a CEG Unitholder may, from time to time, exchange its Class B units of Clearway Energy LLC for shares of Class C common stock (rather than shares of Class A common stock), in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided, that, upon any such exchange, a corresponding number of shares of Class B common stock of the Company will be extinguished.

The foregoing description of the Third Amended Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amended Exchange Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

10.1	Third Amended and Restated Exchange Agreement, dated April 1, 2026, among Clearway Energy, Inc., Clearway Energy LLC and Clearway Energy Group LLC.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 2, 2026